UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report
(Date of earliest event reported):         June 14, 2019

              Regal Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)

  (608) 364-8800
(Registrant's telephone number)

  Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    On June 14, 2019, the Board of Directors (the “Board”) of Regal Beloit Corporation (the “Company”) elected Ms. Jan A. Bertsch to serve on the Board, effective immediately, as a director with an initial term continuing until the 2020 annual meeting of shareholders.
In connection with Ms. Bertsch’s election, the Board, by resolution, increased its size from nine directors to ten directors, with Ms. Bertsch’s election filling the resulting vacancy.
Ms. Bertsch is retired and was most recently the Senior Vice President and Chief Financial Officer of Owens-Illinois, Inc. from 2015-2019. Owens-Illinois, Inc. is the world’s leading glass container manufacturer with 2018 revenues of $6.9 billion. Prior to that time, Ms. Bertsch served as Executive Vice President and Chief Financial Officer for Sigma-Aldrich Corporation, a $2.8 billion life science and technology company from 2012-2015. Prior to joining Sigma-Aldrich, Ms. Bertsch served as Vice President, Treasurer, Controller and Principal Accounting Officer at BorgWarner Inc. from 2009-2012. Ms. Bertsch also served as the Corporate Treasurer and Chief Information Officer at Chrysler LLC and earlier at Ford Motor Company in various roles in Finance and Treasury. Ms. Bertsch has a B.S. in Finance from Wayne State University and an M.B.A. from Eastern Michigan University, and she serves as a director of BWX Technologies, Inc. and Meritor, Inc.
The Board has determined that Ms. Bertsch is independent under the listing standards of the New York Stock Exchange and the Company’s criteria for determining director independence. The Board by further resolution determined that Ms. Bertsch will join the Board’s Audit Committee, effective immediately.
As a non-employee director, Ms. Bertsch will be compensated in accordance with the Company’s compensation policies for non-employee directors, which are as described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 21, 2019.
There are no arrangements between Ms. Bertsch and any other person pursuant to which Ms. Bertsch was elected to serve as a director, nor are there any transactions in which the Company is a participant in which Ms. Bertsch has a material interest requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.
The Company’s press release issued on June 17, 2019 announcing Ms. Bertsch’s election to the Board is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(a)    Not applicable.
(b)    Not applicable.
(c)    Not applicable.
(d)    Exhibits. The following exhibit is being filed herewith:
Exhibit Index

Exhibit Number	Exhibit Description
99.1	News Release of Regal Beloit Corporation dated June 17, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date: June 17, 2019           By: /s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary